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                                                                    EXHIBIT 99.4

11/98                                                                     Page 1

                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1995-C
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)
RECEIVABLES


Beginning of the Month Principal Receivables:                 $2,606,297,821.32
Beginning of the Month Finance Charge Receivables:            $  108,344,082.86
Beginning of the Month Discounted Receivables:                $            0.00
Beginning of the Month Total Receivables:                     $2,714,641,904.18


Removed Principal Receivables:                                $            0.00
Removed Finance Charge Receivables:                           $            0.00
Removed Total Receivables:                                    $            0.00


Additional Principal Receivables:                             $  145,216,887.88
Additional Finance Charge Receivables:                        $    5,439,088.76
Additional Total Receivables:                                 $  150,655,976.64


Discounted Receivables Generated this Period:                 $            0.00


End of the Month Principal Receivables:                       $2,736,622,992.93
End of the Month Finance Charge Receivables:                  $  120,178,951.69
End of the Month Discounted Receivables:                      $            0.00
End of the Month Total Receivables:                           $2,856,801,944.62


Special Funding Account Balance                               $            0.00
Aggregate Invested Amount (all Master Trust Series)           $2,330,000,000.00
End of the Month Transferor Amount                            $  406,622,992.93
End of the Month Transferor Percentage                                    14.86%


DELINQUENCIES AND LOSSES


End of the Month Delinquencies:                                  RECEIVABLES


          30-59 Days Delinquent                               $   58,985,335.87
          60-89 Days Delinquent                               $   43,142,144.07
          90+ Days Delinquent                                 $   81,005,241.02


          Total 30+ Days Delinquent                           $  183,132,720.96
          Delinquent Percentage                                            6.41%

Defaulted Accounts During the Month                           $   14,078,205.21
Annualized Default Percentage                                              6.48%

Principal Collections                                            311,269,954.87
Principal Payment Rate                                                    11.94%

Total Payment Rate                                                        12.97%
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11/98                                                                     Page 2

INVESTED AMOUNTS


          Class A Initial Invested Amount                     $  322,000,000.00
          Class B Initial Invested Amount                     $   28,000,000.00

INITIAL INVESTED AMOUNT                                       $  350,000,000.00

          Class A Invested Amount                             $  368,000,000.00
          Class B Invested Amount                             $   32,000,000.00

INVESTED AMOUNT                                               $  400,000,000.00

FLOATING ALLOCATION PERCENTAGE                                            15.11%
PRINCIPAL ALLOCATION PERCENTAGE                                           15.11%


MONTHLY SERVICING FEE                                         $      666,666.66

INVESTOR DEFAULT AMOUNT                                       $    2,075,318.67


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                               92.00%

          Class A Finance Charge Collections                  $    6,138,456.24
          Other Amounts                                       $            0.00

TOTAL CLASS A AVAILABLE FUNDS                                 $    6,138,456.24


          Class A Monthly Interest                            $    1,641,653.01
          Class A Servicing Fee                               $      613,333.33
          Class A Investor Default Amount                     $    1,957,039.47

TOTAL CLASS A EXCESS SPREAD                                   $    1,926,430.43


REQUIRED AMOUNT                                               $            0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                                8.00%

          Class B Finance Charge Collections                  $      533,778.82
          Other Amounts                                       $            0.00

TOTAL CLASS B AVAILABLE FUNDS                                 $      533,778.82


          Class B Monthly Interest                            $      145,974.66
          Class B Servicing Fee                               $       53,333.33


TOTAL CLASS B EXCESS SPREAD                                   $      334,470.83
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11/98                                                                     Page 3

EXCESS SPREAD --


TOTAL EXCESS SPREAD                                           $    2,260,901.26


          Excess Spread Applied to Required Amount            $            0.00

          Excess Spread Applied to Class A Investor           $            0.00
          Charge Offs

          Excess Spread Applied to Class B                    $      170,177.34
          Interest, Servicing Fee and Default
          Amount

          Excess Spread Applied to Reductions of              $            0.00
          Class B Invested Amount

          Excess Spread Applied to Monthly Cash               $       25,777.78
          Collateral Fee

          Excess Spread Applied to Cash Collateral            $            0.00
          Account

          Excess Spread Applied to other amounts owed         $            0.00
          Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                   $    2,064,946.14


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                             $   11,853,670.84


SERIES 1995-C EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                $            0.00
SERIES 1995-C

          Excess Finance Charge Collections Applied to        $            0.00
          Required Amount

          Excess Finance Charge Collections Applied to        $            0.00
          Class A Investor Charge Offs

          Excess Finance Charge Collections Applied to        $            0.00
          Class B Interest, Servicing Fee and Default Amounts

          Excess Finance Charge Collections Applied to        $            0.00
          Reductions of Class B Invested Amount

          Excess Finance Charge Collections Applied to        $            0.00
          Monthly Cash Collateral Fee

          Excess Finance Charge Collections Applied to        $            0.00
          Cash Collateral Account

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11/98                                                                     Page 4

          Excess Finance Charge Collections Applied to        $            0.00
          other amounts owed Cash Collateral Depositor


YIELD AND BASE RATE --

          Base Rate (Current Month)                                        7.55%
          Base Rate (Prior Month)                                          7.68%
          Base Rate (Two Months Ago)                                       7.86%

THREE MONTH AVERAGE BASE RATE                                              7.70%

          Portfolio Yield (Current Month)                                 13.64%
          Portfolio Yield (Prior Month)                                   18.23%
          Portfolio Yield (Two Months Ago)                                12.33%

THREE MONTH AVERAGE PORTFOLIO YIELD                                       14.73%


PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                              92.00%

          Class A Principal Collections                       $   43,376,453.81

CLASS B PRINCIPAL PERCENTAGE                                               8.00%

          Class B Principal Collections                       $    3,771,865.54


TOTAL PRINCIPAL COLLECTIONS                                   $   47,148,319.35

REALLOCATED PRINCIPAL COLLECTIONS                             $
                                                              $            0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER             $            0.00
SERIES



CLASS A SCHEDULED AMORTIZATION --

          Controlled Amortization Amount                      $            0.00
          Deficit Controlled Amortization Amount              $            0.00

CONTROLLED DEPOSIT AMOUNT                                     $            0.00


CLASS B SCHEDULED AMORTIZATION --

          Controlled Accumulation Amount                      $            0.00
          Deficit Controlled Accumulation Amount              $            0.00

CONTROLLED DEPOSIT AMOUNT                                     $            0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL           $   47,148,319.35
SHARING


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11/98                                                                     Page 5

INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                                  $            0.00

CLASS B INVESTOR CHARGE OFFS                                  $            0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                       $            0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                       $            0.00


CASH COLLATERAL ACCOUNT --


          Required Cash Collateral Amount                     $   52,000,000.00
          Available Cash Collateral Amount                    $   52,000,000.00



TOTAL DRAW AMOUNT                                             $            0.00
CASH COLLATERAL ACCOUNT SURPLUS                               $            0.00


                                                 First USA Bank, NA
                                                 as Servicer


                                                 By:  /s/ TRACIE KLIEN
                                                      --------------------------
                                                          Tracie H. Klein
                                                           Vice President